Exhibit 10.1

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.

OMB Approval 2700-0042

			1. CONTRACT ID CODE	PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1	12
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE		4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Eleven (11)	See Block 16C.		3503015	N/A
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A
Office of Acquisitions, DEA National Institute of Allergy and Infectious Diseases National Institutes of Health 6700-B Rockledge Drive Room 3214, MSC 7612 Bethesda, MD 20892-7612		TIB, BSP, AIDS
8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County, State and ZIP: Code)			(4)	9A. AMENDMENT OF SOLICITATION NO.
Argos Therapeutics, Inc. VIN # 1109171 4233 Technology Drive Durham, NC 27704
9B. DATED (SEE ITEM 11)

			X	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSN266200600019C
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE			September 30, 2006
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[_] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [_] is extended, [_] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
SOC 25.55	CAN# 4-8470035	Amount: $505,050
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(4)			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X			FAR 52.243-2, Changes – Cost Reimbursement, Alternate V
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor [_] is not, [X] is required to sign this document and return 2 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE:  To:  1) issue and fund a change order, in the total amount of $505,050; 2) extend the term of the contract from September 30, 2015 to July 31, 2016; 3) revise Articles B.2., B.4., B.5, C.1, C.2., F.1., F.3., G.1., G.3., G.7., H.25., I.1., I.3., and I.4.; 3) incorporate Articles B.3, H.28., H.29., and H.30.; and 4) revise Section J – List of Attachments, as reflected on pages 1-12.

Total Funds Currently Obligated Total Estimated Cost Cost Fee Total Cost Fee Total Prior to this Mod$37,925,232.91$ 1,395,099$ 39,320,331.91$37,925,232.91$ 1,395,099$ 39,320,331.91 This Mod #10$ 505,050.00$ 0$ 505,050.00$ 505,050.00$ 0$ 505,050.00 Revised Total$38,430,282.91$ 1,395,099$ 39,825,381.91$38,430,282.91$ 1,395,099$ 39,825,381.91TOTAL FUNDED AMOUNT: $39,825,381.91 (CHANGED) TOTAL CONTRACT AMOUNT: $39,825,381.91 (CHANGED)CONTRACT FUNDED THROUGH: July 31, 2016 (CHANGED) CONTRACT EXPIRATION DATE: July 31, 2016 (CHANGED)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Jeffrey Abbey, President and CEO		John R. Manouelian, Contracting Officer Office of Acquisitions, DEA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Jeffrey Abbey________________ (Signature of person authorized to sign)	9-17-14	BY /s/ John R. Manouelian (Signature of Contracting Officer)		9-18-2014

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

The Government is requesting that the Contractor incorporate an additional study under Option 1 of the contract, in which Argos Therapeutics, Inc. will add up to 10 HIV-infected pediatric patients (who are perinatally infected and that initiated ART therapy at or within 3 months of birth) under the current phase IIB clinical study of the experimental autologous therapeutic vaccine approach. These patients are classified as “acute” and characterized by: (1) healthy CD4+ T cell counts; (2) continuous plasma viral load suppression below the limit of detection with standard clinical assays; (3) undetectable integrated HIV DNA in circulating CD4+ T cells; and (4) the absence of anti-HIV immunity. The goal of the project is to immunize HIV-infected pediatric patients with repeated dosing of AGS-004, an autologous viral RNA-loaded dendritic cell-based immunotherapy to achieve long-term remission after cessation of ART drug therapy. AGS-004 is the test article currently being studied under the contract. The rationale is that perinatally HIV-infected youth with controlled HIV replication on cART from early infancy are ideal candidates to assess therapeutic strategies due to: (1) limited HIV reservoirs; (2) limited viral diversity; (3) preserved immune function; (4) little to no residual virus producing cells; and (5) absent HIV-specific immunity. Additionaly, success could mitigate the effects of medication fatigue and toxicities associated with long-term ART in this patient population.

The Change Order is being issued pursuant to this modification and under the authority of FAR Part 52.243-2, Changes – Cost Reimbursement, Alternate V. As stated above, the additional work is within the existing scope of the contract. Further, the addition of these subjects will not exceed the total number of subjects originally proposed in the Statement of Work. However, the cost of the additional work is at a level that would make it difficult to cover within the existing negotiated amount of Option 1 (Option 1 is currently fully funded at $[**]). Pursuant to FAR Part 52.243-2, the Government and the Contractor have negotiated an equitable adjustment associated with the increased costs resulting from the change order, and this modification will also fully fund the equitable adjustment. No further equitable adjustment will be considered, following execution of this modification.

ARTICLE B.2. ESTIMATED COST - OPTION, paragraphs a., c. and d. are hereby revised to reflect the funding of the change order under Option 1 and the revised period of performance under Option 1, which shall read as follows:

a.	The estimated cost of this contract is increased by $505,050, from $37,925,232.91 to $38,430,282.91.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee, is increased by $505,050, from $39,320,331.91 to $39,825,381.91.

d.	If the Government exercises its options pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated contract amount, represented by the sum of the estimated cost plus fixed fee, will be increased as follows:

	Period of Performance	Estimated Cost	Fixed Fee	Estimated CPFF
Base	09/30/2006- 06/30/2010	[**]	[**]	[**]
Option 1 – Autologous Vaccine and Clinical Trial	07/01/2010-07/31/2016	[**]	[**]	[**]
Total Base Plus Option 1		$38,430,282.91	$1,395,099	$39,825,381.91

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ARTICLE B.3. ESTIMATED COST – COST SHARING, is hereby incorporated and shall read as follows:

ARTICLE B.3. ESTIMATED COST – COST SHARING

This is a cost-sharing contract. The total estimated cost of performing the work under this contract is $39,825,381.91 For further provisions regarding the specific cost-sharing arrangement, see the ADVANCE UNDERSTANDINGS Article in SECTION B of the Contract.

ARTICLE B.3., PROVISIONS APPLICABLE TO DIRECT COSTS, is hereby renumbered as ARTICLE B.4.

ARTICLE B.4., PROVISIONS APPLICABLE TO DIRECT COSTS, paragraph b., is revised to reflect the revised period of performance under Option 1, which shall read as follows:

b. Travel Costs

1. Domestic Travel

Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed the total amount $[**], during the Base Period (9/30/2006 – 6/30/2010) without the prior written approval of the Contracting Officer.

If the Government exercises its Options pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated amount for domestic travel shall not exceed the amounts indicated below:

	Period of Performance	Total Cost Not to Exceed
Option 1	07/01/2010-07/31/2016	[**]
Total Base Plus Option 1		[**]

ARTICLE B.4., ADVANCE UNDERSTANDINGS, is hereby renumbered as ARTICLE B.5.

ARTICLE B.5. ADVANCE UNDERSTANDINGS, is hereby revised to: 1) revise paragraph c., to reflect the revised period of performance under Option 1; and 2) incorporate paragraph i., which shall read as follows:

c. Consultants

(1) Consultant fees to be paid to the members of the External Advisory Board are authorized as indicated below:

Option	Period of Performance	Total Cost, Excluding Travel, Not to Exceed
Base	09/30/2006-06/30/2010	[**]
Option 1	07/01/2010-07/31/2016	[**]
Total Base Plus Option		[**]

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(2) Consultant fees to be paid to [**] are authorized as indicated below:

Option	Period of Performance	Total Cost, Excluding Travel, Not to Exceed
Base	09/30/2006-06/30/2010	[**]
Option 1	07/01/2010-07/31/2016	[**]
Total Base Plus Option		[**]

(3) Consultant fees to be paid to [**] Medical Services are authorized as indicated below:

Option	Period of Performance	Total Cost, Excluding Travel, Not to Exceed
Base	09/30/2006-06/30/2010	[**]
Option 1	07/01/2010-07/31/2016	[**]
Total Base Period plus Option		[**]

i. Cost Sharing

1.	This is a cost-sharing contract. Monies shall be provided for the total cost of performance from the National Institutes of Health, National Institute of Allergy and Infectious Diseases (NIAID) and Argos Therapeutics, Inc..

2.	The Government shall provide monies in amounts not to exceed those listed under Government’s Share, during the Base and Option 1, in the table below. The contractor’s share is estimated at the amount(s) listed under Contractor’s Share, during the Base and Option 1, in the table below. The table below provides a breakout of cost sharing under the contract, during the Base and Option 1, as follows:

Option	Period of Performance	Total Cost,	Government’s Share	Contractor’s Share
Base	09/30/2006-06/30/2010	[**]	[**]	[**]
Option 1	07/01/2010-07/31/2016	[**]	[**]	[**]
Total Base Period plus Option		$40,334,480.91	$39,825,381.91	$509,099.00

3.	The Contractor shall maintain records of all contract costs (including costs claimed by the Contractor as being its share) and such records shall be subject to the Audit and Records-Negotiation and Final Decisions on Audit Findings clauses of the General Clauses.

4.	Costs contributed by the Contractor shall not be charged to the Government under any other contract, grant, or cooperative agreement (including allocation to other grants, contracts, or cooperative agreements as part of an independent research and development program). The Contractor shall report the organization’s share of the costs expended by category, on the Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH (RC)-4, as referred in the Invoice Submission/Contract Financial Request and Contract Financial Report Article in SECTION G of this contract.

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ARTICLE C.1. STATEMENT OF WORK, is hereby revised and shall read as follows:

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated September 15, 2014, set forth in Section J, List of Attachments, attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS, paragraph a., item 11., is hereby revised to reflect the new mailing address for the Contracting Officer’s Representative’s (COR). In addition, paragraph b. Other Reports/Deliverables is being incorporated and includes paragraph 1. Reporting of Financial Conflict of Interest (FCOI). The above revisions and incorporations shall read as follows:

a. Technical Reports

11. Addressees:

DAIDS COR: Targeted Interventions Branch, Bsic Sciences Program, Division of AIDS

National Institute of Allergy and Infectious Diseases

National Institutes of Health, DHHS

5601 Fishers Lane, Room 9G56 – MSC 9830

Bethesda, Maryland 20892-9830

b. Other Reports/Deliverables

1.	Reporting of Financial Conflict of Interest (FCOI)

All reports and documentation required by 45 CFR Part 94, Responsible Prospective Contractors including, but not limited to, the New FCOI Report, Annual FCOI Report, Revised FCOI Report, and the Mitigation Report, shall be submitted to the Contracting Officer in Electronic format. Thereafter, reports shall be due in accordance with the regulatory compliance requirements in 45 CFR Part 94.

45 CFR Part 94 is available at: http://www.ecfr.gov/cgi-bin/text-

idx?c=ecfr&SID=0af84ca649a74846f102aaf664da1623&rgn=div5&view=text&node=45:1.0.1.1.51&idno=45. See Part 94.5, Management and reporting of financial conflicts of interest for complete information on reporting requirements.

(Reference subparagraph g. of the INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR FINANCIAL CONFLICTS OF INTEREST Article in SECTION H of this contract.)

ARTICLE F.1. DELIVERIES, paragraph b., is hereby revised to reflect the COR’s new address, which shall read as follows:

b. The above items shall be addressed and delivered to:

Addressee	Deliverable Item	Quantity

Contracting Officer’s Representative

Targeted Interventions Branch, Bsic Sciences Program, Division of AIDS

National Institute of Allergy and Infectious

Diseases

National Institutes of Health, DHHS

5601 Fishers Lane, Room 9G56 – MSC 9830

Bethesda, Maryland 20892-9830Email:conleyto@niaid.nih.gov

Information Security Plan

Goals and Milestones Achievement Report

Deliverables for Project 1 through 5

Clinical Trials Protocol(s)

Annual Technical Report

Annual Site Visit Review and Report

Final Technical Report

-- 1 Copy* 1 Copy* 1 Copy* 1 Copy* 1 Copy* 1 Copy* 1 Copy*

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* Plus one copy on 3.5 inch, high density computer diskette or other digital medium approved by the COR.

ARTICLE F.3. OPTION PERIODS, is hereby revised to reflect the revised period of performance under Option 1, and shall read as follows:

If the Government exercises its options pursuant to the OPTIONS PROVISION Article in SECTION H of this contract, the completion date of the contract will be extended as follows:

Option	Period of Performance
Base	09/30/2006-06/30/2010
Option 1	07/01/2010-07/31/2016

ARTICLE G.1. CONTRACTING OFFICER’S REPRESENTATIVE (COR), is hereby revised to update the mailing address and telephone number, which shall read as follows:

Anthony J. Conley, Ph.D.

Targeted Interventions Branch, Bsic Sciences Program, Division of AIDS

National Institute of Allergy and Infectious Diseases

National Institutes of Health, DHHS

5601 Fishers Lane, Room 9G56 – MSC 9830

Bethesda, Maryland 20892-9830

Telephone: (240) 627-3208

Email: conleyto@niaid.nih.gov

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT, is hereby revised to read as follows:

a.	Invoice Submission/Contract Financing Request and Contract Financial Reporting, NIH(RC)-4 for NIH Cost-Reimbursement Type Contracts are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

1.	Payment requests shall be submitted to the offices identified below. Do not submit supporting documentation (e.g., receipts, time sheets, vendor invoices, etc.) with your payment request unless specified elsewhere in the contract or requested by the Contracting Officer.

                                        a.    The original invoice shall be submitted to the following designated billing office:

National Institutes of Health
Office of Financial Management
Commercial Accounts
2115 East Jefferson Street, Room 4B-432, MSC 8500
Bethesda, MD 20892-8500

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                                        b.    One copy of the invoice shall be submitted to the following approving official:

Contracting Officer
Office of Acquisitions, Division of Extramural Activities
National Institute of Allergy and Infectious Diseases, NIH, DHHS
6700B Rockledge Drive, Room 3214 MSC 7612
Bethesda, Maryland 20892-7612
If using overnight delivery, use 20817

E-mail: NIAIDOAInvoices@niaid.nih.gov

The Contractor shall submit an electronic copy of the payment request to the approving official instead of a paper copy. The payment request shall be transmitted as an attachment via e-mail to the address listed above in one of the following formats: MSWord, MS Excel, or Adobe Portable Document

Format (PDF). Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contractor’s name, contract number, and unique invoice number. [Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office to meet the requirements of a “proper invoice.”]

2.	In addition to the requirements specified in FAR 32.905 for a proper invoice, the Contractor shall include the following information on the face page of all payment requests:

a.	Name of the Office of Acquisitions. The Office of Acquisitions for this contract is National Institute of Allergy and Infectious Diseases (NIAID).

b.	Federal Taxpayer Identification Number (TIN). If the Contractor does not have a valid TIN, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. [Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

c.	DUNS or DUNS+4 Number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract and as registered in the Central Contractor Registration (CCR) database. If the Contractor does not have a valid DUNS number, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. [Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

d.	Invoice Matching Option. This contract requires a two-way match.

e.	Unique Invoice Number. Each payment request must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization.

f.	The Contract title must be identified on the face page of the invoice. The Contract Title is: “HIV Vaccine Design and Development Teams (HVDDT)”.

g.	Payments shall be made from the following PRISM/NBS Line Item Numbers. The table below sets forth the specific line item numbers to be designated on invoices.

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Line Item No.	Option Description	Line Item Period of Performance	Funded Amount
8.	Option 1	July 1, 2010 – July 31, 2016	$5,415,284
9.	Option 1	July 1, 2010 – July 31, 2016	$505,050

NOTE: When additional funding is provided by exercise of an Option, new line item numbers, including the line item descriptions, line item periods of performance, and funded amounts will be added to the above table in a subsequent modification.

b.	Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) 496-6452.

c.	The Contractor shall include the following certification on every invoice for reimbursable costs incurred with The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

“I hereby certify that the salaries charged in this invoice are in compliance with HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of the above referenced contract.”

ARTICLE G.7. PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS SUBCONTRACTORS, 52.232-40 (December 2013), is hereby incorporated under the contract and shall read as follows:

a.	Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor.

b.	The acceleration of payments under this clause does not provide any new rights under the prompt Payment Act.

c.	Include the substance of this clause, include this paragraph c, in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial items.

ARTICLE H.25. OPTION PROVISION, is hereby revised to read as follows:

Unless the Government exercises its option pursuant to the Option Clauses set forth in SECTION I., the contract will consist only of the Base Period of the Statement of Work as defined in Sections C and F of the contract. Pursuant to FAR 52.217-7, Option for Increased Quantity – Separately Priced Line Item, set forth in SECTION I. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform additional options set forth in the Statement of Work and also defined in Sections C and F of the contract. If the Government exercises this option, notice must be given at least 60 days prior to the expiration date of this contract, and the estimated cost plus fixed fee of the contract will be increased as set forth in the ESTIMATED COST OPTION Article in SECTION B of this contract.

ARTICLE H.28. RESTRICTION ON PORNOGRAPHY ON COMPUTER NETWORKS, is hereby incorporated under the contract and shall read as follows:

The Contractor shall not use contract funds to maintain or establish a computer network unless such network blocks the viewing, downloading, and exchanging of pornography.

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ARTICLE H.29. GUN CONTROL, is hereby incorporated under the contract and shall read as follows:

The Contractor shall not use contract funds in whole or in part, to advocate or promote gun control.

ARTICLE H.30. CERTIFICATION OF FILING AND PAYMENT OF TAXES, is hereby incorporated under the contract and shall read as follows:

The Contractor must be in compliance with Section 518 of the Consolidated Appropriations Act of FY 2014.

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT, is hereby revised to update the general clauses as follows:

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically as follows: FAR Clauses at: http://www.acquisition.gov/far/. HHSAR Clauses

at: http://www.hhs.gov/policies/hhsar/subpart352.html ..

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Nov 2013	Definitions (Over the Simplified Acquisition Threshold)
52.203-3	Apr 1984	Gratuities (Over the Simplified Acquisition Threshold)
52.203-5	May 2014	Covenant Against Contingent Fees (Over the Simplified Acquisition Threshold)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over the Simplified Acquisition Threshold)
52.203-7	May 2014	Anti-Kickback Procedures (Over the Simplified Acquisition Threshold)
52.203-8	May 2014	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)
52.203-17	Apr 2014	Contractor Employee Whistleblower Rights and Requirements to Inform Employees of Whistleblower Rights (Over the Simplified Acquisition Threshold)
52.204-4	May 2011	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper(Over the Simplified Acquisition Threshold)
52.204-10	Jul 2013	Reporting Executive Compensation and First-Tier Subcontract Awards ($25,000 or more)
52.204-13	Jul 2013	System for Award Management Maintenance
52.209-6	Aug 2013	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.215-2	Oct 2010	Audit and Records - Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over the Simplified Acquisition Threshold funded exclusively with non-Recovery Act funds.]

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FAR CLAUSE NO.	DATE	TITLE
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Aug 2011	Price Reduction for Defective Certified Cost or Pricing Data (Over $700,000)
52.215-12	Oct 2010	Subcontractor Cost or Pricing Data (Over $700,000)
52.215-14	Oct 2010	Integrity of Unit Prices (Over the Simplified Acquisition Threshold)
52.215-15	Oct 2010	Pension Adjustments and Asset Reversions (Over $700,000)
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 2010	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data - Modifications
52.215-23	Oct 2009	Limitations on Pass-Through Charges (Over the Simplified Acquisition Threshold)
52.216-7	Jun 2013	Allowable Cost and Payment
52.216-8	Jun 2011	Fixed Fee
52.219-8	May 2014	Utilization of Small Business Concerns (Over the Simplified Acquisition Threshold)
52.219-9	Jul 2013	Small Business Subcontracting Plan (Over $650,000, $1.5 million for Construction)
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $650,000, $1.5 million for Construction)
52.222-2	Jul 1990	Payment for Overtime Premium (Over the Simplified Acquisition Threshold) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)
52.222-3	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Jul 2014	Equal Opportunity for Veterans ($100,000 or more)
52.222-36	Jul 2014	Equal Opportunity for Workers with Disabilities
52.222-37	Jul 2014	Employment Reports on Veterans ($100,000 or more)
52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act (Over the Simplified Acquisition Threshold)
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	Aug 2013	Employment Eligibility Verification (Over the Simplified Acquisition Threshold)
52.223-6	May 2001	Drug-Free Workplace
52.223-18	Aug 2011	Encouraging Contractor Policies to Ban Text Messaging While Driving
52.225-1	May 2014	Buy American - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	May 2014	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-14	May 2014	Rights in Data - General
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	May 2014	Interest (Over the Simplified Acquisition Threshold)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	May 2014	Assignment of Claims

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FAR CLAUSE NO.	DATE	TITLE
52.232-25	Jul 2013	Prompt Payment, Alternate I (Feb 2002)
52.232-33	Jul 2013	Payment by Electronic Funds Transfer--System for Award Management
52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations
52.233-1	May 2014	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2001	Penalties for Unallowable Costs (Over $700,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over the Simplified Acquisition Threshold)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Oct 2010	Subcontracts (Over the Simplified Acquisition Threshold), Alternate I (June 2007)
52.244-5	Dec 1996	Competition in Subcontracting (Over the Simplified Acquisition Threshold)
52.244-6	Jul 2014	Subcontracts for Commercial Items
52.245-1	Apr 2012	Government Property
52.245-9	Apr 2012	Use and Charges
52.246-23	Feb 1997	Limitation of Liability (Over the Simplified Acquisition Threshold)
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2006)
352.203-70	Mar 2012	Anti-Lobbying
352.216-70	Jan 2006	Additional Cost Principles
352.222-70	Jan 2010	Contractor Cooperation in Equal Employment Opportunity Investigations
352.227-70	Jan 2006	Publications and Publicity
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.233-71	Jan 2006	Litigation and Claims
352.242-70	Jan 2006	Key Personnel
352.242-73	Jan 2006	Withholding of Contract Payments
352.242-74	Apr 1984	Final Decisions on Audit Findings

ARTICLE I.3. Additional Contract Clauses, is hereby revised to incorporate item (12) and shall read as follows:

Paragraph b, DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES, subparagraph 4, is hereby incorporated under the contract to include HHSAR Clause 352.231-70, Salary Rate Limitation (August 2012) and shall read as follows:

12. FAR Clause 52.216-12, Cost-Sharing Contract – No Fee (April 1984). Alternate I (April 1984) is not applicable to this contract.

11

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT, is hereby revised to delete FAR Clause 52.219-28, Post-Award Small Business Program Representation (this clause is now incorporated under Article I.3. Additional Contract Clauses). In addition, this article is revised to incorporate FAR Clause 52.209-9, Updates of Policy Available Information Regarding Responsibility Matter (July 2013), and shall read as follows:

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (July 2013)

As prescribed in 32.706-1(b), insert the following clause:

a.	The Contractor shall update the information in the Federal Awardee Performance and Integrity Information System (FAPIIS) on a semi-annual basis, throughout the life of the contract, by posting the required information in the System for Award Management (SAM) database at http://www.acquisition.gov .

b.	As required by section 3010 of the Supplemental Appropriations Act, 2010 (Pub. L. 111-212), all information posted in FAPIIS on or after April 15, 2011, except past performance reviews, will be publicly available. FAPIIS consists of two segments--

1.	The non-public segment, into which Government officials and the Contractor post information, which can only be viewed by—

i.	Government personnel and authorized users performing business on behalf of the Government; or

ii.	The Contractor, when viewing data on itself; and

2.	The publicly-available segment, to which all data in the non-public segment of FAPIIS is automatically transferred after a waiting period of 14 calendar days, except for—

i.	Past performance reviews required by subpart 42.15;

ii.	Information that was entered prior to April 15, 2011; or

iii.	Information that is withdrawn during the 14-calendar-day waiting period by the Government official who posted it in accordance with paragraph (c)(1) of this clause.

c.	The Contractor will receive notification when the Government posts new information to the Contractor’s record.

1.	If the Contractor asserts in writing within 7 calendar days, to the Government official who posted the information, that some of the information posted to the non-public segment of FAPIIS is covered by a disclosure exemption under the Freedom of Information Act, the Government official who posted the information must within 7 calendar days remove the posting from FAPIIS and resolve the issue in accordance with agency Freedom of Information procedures, prior to reposting the releasable information. The contractor must cite 52.209-9 and request removal within 7 calendar days of the posting to FAPIIS.

12

2.	The Contractor will also have an opportunity to post comments regarding information that has been posted by the Government. The comments will be retained as long as the associated information is retained, i.e., for a total period of 6 years. Contractor comments will remain a part of the record unless the Contractor revises them.

3.	As required by section 3010 of Pub. L. 111-212, all information posted in FAPIIS on or after April 15, 2011, except past performance reviews, will be publicly available.

d.	Public requests for system information posted prior to April 15, 2011, will be handled under Freedom of Information Act procedures, including, where appropriate, procedures promulgated under E.O. 12600.

(End of clause)

PART III, LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS, SECTION J – LIST OF ATTACHMENTS, is revised to replace Attachment 1 and 2 with the most current version, which shall read as follows:

1.	Statement of Work, September 2014, 17 pages.

2.	Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (7/2013), 6 pages.

All other terms and conditions of the contract remain unchanged.

END OF MODIFICATION NO. 11 - CONTRACT NO. HHSN266200600019C

13

Final Statement of Work

related to

RFP-NIH-NIAID-DAIDS-BAA-06-19

HIV Vaccine Design and Development Teams (HVDDT)

PRINCIPAL INVESTIGATOR: [**]

Submitted to:

Eileen Webster-Cissel

Chief, AIDS Research Contracts Branch

Office of Acquisitions/DEA/NIAID

6700-B Rockledge Dr., Rm 3108, MSC 7612

Bethesda, MD 20892-7612

Submitted by:

Argos Therapeutics, Inc.

4233 technology drive

Durham, NC 27704

1

Statement Of Work

Independently, and not as an agent of the Government, the Contractor shall furnish all necessary services, qualified professional, technical, and administrative personnel, material, equipment and facilities, not otherwise provided by the Government under the terms of this contract, as needed to perform the tasks set forth below.

The goal of this Research Program is to design, develop, and clinically test an autologous HIV immunotherapy capable of eliciting therapeutic immune responses and which is comprised of autologous monocyte-derived dendritic cells modified to express selected autologous HIV proteins representing a multiplicity of patient-specific quasispecies. The Research Program described in this proposal is divided into 5 Projects, an Administrative Core and a pre-clinical RNA Core. A schematic of the overall Research Program is depicted in Figure 1 below:

[**]

Figure 1. Schematic of the overall Research program. See text for details

Argos therapeutics has developed an autologous HIV immunotherapy. This product, designated AGS-004, consists of [**].

.

Project 1:

Summary.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of two pages were omitted. [**].

Project 1 deliverables:

[**].

Project 2:

Summary.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of three pages were omitted. [**].

Project 2 deliverables:

[**]

Project 3:

Summary. Activities described in Project 3 will [**]

2

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of one page was omitted. [**].

Project 3 deliverables:

[**]

Project 4:

Summary. In order to [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of one page was omitted. [**].

Project 4 deliverables:

[**]

Project 5:

Summary. Since the overall goal of this Contract is to identify improvements to Argos’ RNA/DC HIV ‘base product’ (designated AGS-004),

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of one page was omitted. [**].

Project 5 deliverables.

[**]

3

•	Timelines

[**]

Milestones

[**]

Contract Administration and Organizational Structure

The organizational structure for this Program centers upon the Administrative Core. This Core provides a formal structure for oversight and planning of the research and other activities, and provides for coordination among the research projects and between research, research translation, and clinical activities. Lines of accountability are clearly defined. This structure monitors scientific progress, quality control and operational issues, and budgetary oversight. This structure also provides a mechanism for sharing of information or resources with investigators at other institutions. An organizational diagram appears below. In this diagram, the direct reporting lines from Project and Core and Project Directors to the PI denote scientific exchange, while the Administrative Core itself provides a structure for assimilation of this information and dissemination of findings among investigators.

The Administrative Core is designed to cover 3 functional areas:

1.	Program administration - The Principle Investigator will administer over all technical aspects of the Contract and assume responsibility for all reporting requirements.

2.	Fiscal administration - Oversight of all fiscal matters including invoice tracking, financial reporting to NIAD, and periodic financial audits of subcontractors.

4

3.	General administration - Management of all documents associated with the Contract, maintain current contact information, and coordinate NIAID site visits, Executive Committee meetings, and External Advisory Board meetings.

Executive Committee. The Executive Committee will teleconference [**] with each active performance site to coordinate activities, monitor progress, and to discuss how to overcome problems that have been or may be encountered. Minutes from these teleconferences will be distributed to all performance sites for the purpose of sharing data and progress updates, soliciting feedback and facilitating communication between the researchers.

External Advisory Board. Members of the External Advisory Board will be jointly agreed upon by the Contractor and NIAID after award of the Contract. Members should be experts in the relevant field(s) of research and not associated in any way with the contracted work plan. The Contractor suggests that the Board should consist of [**] members and has budgeted accordingly for estimated annual travel and per diem consulting fees.

Reporting. The Principle Investigator assumes responsibility for all technical and fiscal reporting requirements. The Administrative Core along with the Executive Committee provides support for these activities.

Specifically, the Contractor shall furnish, from the office of the Principle Investigator:

•	An Information Security plan within [**] weeks of the Contract award

•	Goals and Milestones Achievement Reports at NIAID’s request

•	An annual Technical Report within [**] weeks of each annual anniversary

•	An annual Site Visit Review Report within [**] weeks of each meeting

•	A Final Technical Report no later than the completion date of the Contract

End of Statement of Work for Base Work

5

Option 1:

Statement of Work for Option 1 - see the following Attachments:

•	Statement of Work − Attachment A (issued via a change order associated with Contract Modification #6).

•	Statement of Work − Attachment B (issued via a change order associated with Contract Modification #11).

6

Attachment A

Change Order Associated with Modification #6

Modification of

Contract No. HHSN266200600019C

In Reference to:

RFP-NIH-NIAID-DAIDS-BAA-06-19

HIV Vaccine Design and Development Teams (HVDDT)

PRINCIPAL INVESTIGATOR: [**]

Submitted to:

Michelle Scala
Contracting Officer
Office of Acquisitions, DHHS/NIH/NIAID/DEA
ROOM 3106
6700-B Rockledge Drive,
Bethesda, MD 20892-7612

Submitted by:

Argos Therapeutics, Inc.
4233 Technology Drive
Durham, NC 27704

1

Statement of Work

This modification, herein referred to as Amendment 2 to study AGS-004-003, is designed to test the clinical and immunologic effects of AGS-004 in subjects that [**].

AGS-004-003 study Amendment 1, dated 05 May 2010 is being conducted to confirm results from a previous uncontrolled open label study in subjects with a similar study design. In the previous study, it was observed that [**]. AGS-004-003 Amendment 2 is focused on the [**].

Based on data from the previous study, it is possible that AGS-004 could potentially [**]. The Specific Aims and Deliverables for this study amendment are briefly described below:

Specific Aims of Amendment 2 to AGS-004-003:

•	Specific aim 1: [**]

•	Specific aim 2: [**].

Deliverables related to Amendment 2 to AGS-004-003:

[**]

2

Attachment B

Change Order Associated with Modification #11

Modification of

Contract No. HHSN266200600019C

In Reference to:

RFP-NIH-NIAID-DAIDS-BAA-06-19

HIV Vaccine Design and Development Teams (HVDDT)

PRINCIPAL INVESTIGATOR: [**]

Submitted to:

John Manouelian
Contracting Officer
Office of Acquisitions, DHHS/NIH/NIAID/DEA
ROOM 3151
6700-B Rockledge Drive,
Bethesda, MD 20892-7612

Submitted by:

Argos Therapeutics, Inc.
4233 Technology Drive
Durham, NC 27704

1

Statement of Work

Independently, and not as an agent of the Government, the Contractor is furnishing all necessary services, qualified professional, technical, and administrative personnel, material, equipment and facilities, not otherwise provided by the Government under the terms of this contract, as needed to perform the tasks set forth below.

This statement of work is an addendum to an existing Contract (No. HHSN266200600019C) awarded through a previously issued RFP (RFP-NIH-NIAID-DAIDS-BAA-06-19) entitled “HIV VACCINE DESIGN AND DEVELOPMENT TEAMS (HVDDT). This Contract Modification (#11) comprises a total budget increment of $505,050 to jointly fund with Argos (Argos will fund $509,099) additional work and deliverables related to the conduct of a newly conceived clinical study involving up to 10 HIV-infected pediatric patients. It is the understanding of the Contractor that separate and additional funding will be forthcoming to fund the clinical sites that will be involved in this work.

This project resulted from discussions with [**]. After numerous discussions with Drs. [**], an in-person meeting was convened in Boston on March 3rd, 2014 to discuss the project in detail. A transcript of this meeting is attached as Appendix 1.

Project Overview

Up to 10 HIV-infected pediatric patients who are adolescents perinatally infected and that initiated ART therapy at or within 3 months of birth. These patients are classified as ‘acute’ and characterized by (1) healthy CD4+ T cell counts, (2) continuous plasma viral load suppression below the limit of detection with standard clinical assays, (3) undetectable integrated HIV DNA in circulating CD4+ T cells and (4) the absence of anti-HIV immunity. The goal of the project is to immunize the patients with repeated dosing of AGS-004, an autologous viral RNA-loaded dendritic cell-based immunotherapy to achieve long-term remission after cessation of ART drug therapy. AGS-004 is the test article being studied under the original Contract including Modifications #1-10.

Rationale

Perinatally HIV-infected youth with controlled HIV replication on cART from early infancy are ideal candidates to assess therapeutic HIV vaccine strategies due to:

•	Limited HIV reservoirs

•	Limited viral diversity

•	Preserved immune function

•	Little to no residual virus producing cells

•	Absent HIV-specific immunity

Additionally, success could mitigate the effects of medication fatigue and toxicities associated with long-term ART in this patient population.

2

Protocol Synopsis

NOTE: This protocol is tentative and subject to change based on additional input from the Protocol Chairs, DAIDS (CSRC Reviewers), IMPAACT Network leadership, Argos, Ethics Committee reviewers and Review Boards of participating institutions.

Study Title: [**]

Sponsor: Argos Therapeutics, Inc. 4233 Technology Drive Durham, NC 27704-2173

Name of Investigational Product: AGS-004

Study Phase: 2B

Protocol Chairs: [**]

Study Centers: Study sites in North America, including [**]

Study Period: Up to [**] weeks in the treatment period; up to [**] weeks safety follow-up.

Hypothesis: [**].

Primary Objective: The primary objective is to evaluate the [**].

Secondary Objective: The secondary objectives include [**].

Study Design: [**]

Methodology: This will be an [**].

Study Schema:[**]

Study Population: Up to 10 subjects will receive open-label AGS-004.

3

Diagnosis and Main Criteria for Inclusion

Subjects must meet the following criteria to be eligible for participation in the study:

Inclusion Criteria:

[**].

Exclusion Criteria:

[**].

Test Product, Dose, and Mode of Administration:

AGS-004 consists of [**]

AGS-004 is provided in a [**].

Administration consists of [**].

Reference Therapy, Dose, and Mode of Administration:

All study participants are [**].

Duration of Treatment:

Recruitment Period: [**]

Pre-Treatment Period: [**]

Treatment Period: [**]

Long-Term Safety Follow-Up: [**]

4

Criteria for Evaluation:

Primary Endpoints:

[**].

Secondary Endpoints:

[**]

Immunogenicity and Mechanism of Action:

[**].

Statistical Methods:

This study is [**].

Deliverables
•	[**].

5

Appendix 1

Minutes: Pediatric HIV protocol discussions at CROI

Boston, March 3 2014

Authors:
[**]

6

Attendees

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of one page was omitted. [**]

7

Introduction and background
Notes: • First and last name initials are used to assign dialogue to individuals • [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of eight pages were omitted. [**]

Meeting adjourned.

8

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

Format: Submit payment requests on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies: Submit payment requests in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: : If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall cite the amount(s) and month(s) in which the costs were incurred.

Contractor’s Fiscal Year: Prepare payment requests in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract shall not exceed the United States dollars authorized.

Costs Requiring Advance Approval: Costs requiring advance approval by the Contracting Officer, which are not set forth in the Contract Schedule shall be identified by the Contracting Officer’s Authorization (COA) Number as a separate expenditure category on the payment request. In addition, the Contractor shall show any cost limitation or ceiling set forth in the Contract Schedule, i.e. an Advance Understanding, as a separate expenditure category on the payment request.

Invoice/Financing Request Identification: Identify each payment as either:

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice: Submit the completion invoice promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and all performance provisions have been completed.

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(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request:

The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request. All information must be legible or the invoice will be considered improper and returned to the Contractor.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)	Contractor’s Name, Address, Point of Contact, TIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract. Any invoice identified as improper will be sent to this address. Also include the name, title, phone number, and email address of the Point of Contact in case of questions. If the remittance name differs from the legal business name, both names must appear on the invoice. Provide the Contractor’s Federal Taxpayer Identification Number (TIN) and Data Universal Numbering System (DUNS) or DUNS+4 number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract, and as registered in the System for Award Management (SAM) database.

When an approved assignment of claims has been executed, the Contractor shall provide the same information for the assignee as is required for the Contractor (i.e., name, address, point of contact, TIN, and DUNS number), with the remittance information clearly identified as such.

(c)	Invoice/Financing Request Number: Identify each payment request by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization. For example, if a contractor has already submitted invoice number 05 on one of its contracts or orders, it cannot use that same invoice number on any other contract or order. Payment requests with duplicate invoice numbers will be considered improper and returned to the contractor.

The NIH does not prescribe a particular numbering format but suggests using a job or account number for each contract and order followed by a sequential invoice number (example: 8675309-05). Invoice numbers are limited to 30 characters. There are no restrictions on the use of special characters, such as colons, dashes, forward slashes, or parentheses.

If all or part of an invoice is suspended and the contractor chooses to reclaim those costs on a supplemental invoice, the contractor may use the same unique invoice number followed by an alpha character, such as “R” for revised (example: 8675309-05R).

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

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(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (as applicable).

(f)	Contract Title: Insert the contract title exactly as it appears on the cover page of the contract and/or Section G of the Contract Schedule.

(g)	Current Contract Period of Performance: Insert the contract start date/effective date through the current completion date of the contract.

(h)	Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of fee. If billing under an order, insert the total estimated cost of the order, exclusive of fee. For contracts/orders with options or incremental funding provisions, enter the amount currently obligated and available for payment.

(i)	Total Fixed-Fee: Insert the total fixed-fee (where applicable). For contracts/orders with options or incremental funding provisions, enter the amount currently obligated and available for payment (where applicable). Note: If the contract provides for another type of Fee, i.e. Award or Incentive Fee, insert the amount available to be earned as identified in the contract and indicate the type of fee to be billed on the payment request.

(j)	Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(m)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(n)	Amount Billed - Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)	Amount Billed - Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(p)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

1)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

3

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

-	hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the Contract Schedule) for the current billing period, and

-	hours or percentage of effort and cost by labor category from contract inception through the current billing period. (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

2)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Cite the rate(s) used to calculate fringe benefit costs, if applicable.

3)	Accountable Personal Property: Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Contract of Government Property). Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. Precede the item with an asterisk (*) if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):

-	item number for the specific piece of equipment listed in the Property Schedule, and,

-	Contracting Officer Authorization (COA) number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

4)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

5)	Premium Pay: List remuneration in excess of the basic hourly rate.

6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

7)	Travel: Include domestic and foreign travel. Foreign travel is travel outside of the United States and its territories and possessions. However, for an organization located outside the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

8)	Subcontract Costs: List subcontractor(s) by name and amount billed.

4

9)	Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(q)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(r)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(s)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract. Note: If the contract provides for another type of Fee, i.e. Award or Incentive Fee, provide the same documentation for the amount claimed.

(t)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(u)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(v)	Grand Totals

(w)	Certification: The Contractor shall include the following certification at the bottom of each payment request:

“Pursuant to authority vested in me, I certify that this voucher is correct and proper for payment.”

Note: The contract may require additional certifications (See Invoice Submission Instructions in Section G of the Contract Schedule)

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions correspond to the Columns on the Sample Invoice/Financing Request.

Column A - Expenditure Category: Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated: Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual: Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current: Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative: Enter the cumulative amounts to date.

Column F - Cost at Completion: Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

5

Column G - Contract Amount: Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under): Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost Clause in the contract.

Modifications: List all new modification(s) (not previously reported) in the amount negotiated for an item in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

6

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a) Designated Billing Office Name and Address:

National Institutes of Health

Office of Financial Management

Commercial Accounts

2115 East Jefferson Street, Room 4B432, MSC 8500

Bethesda, MD 20892-8500

(b) Contractor’s Name, Address, Point of Contact, TIN, and DUNS or DUNS+4 Number:

ABC CORPORATION

100 Main Street

Anywhere, U.S.A. Zip+4

Name, Title, Phone Number, and E-mail Address of Contractor’s Point of Contact. DUNS or DUNS+4: ________________

TIN: ____________________

(c) Invoice/Financing Request No.:____________

(d) Date Invoice/Financing Request Prepared:
_________________________________

(e) Contract No. and Order No. (if applicable):
________________________________

(f) Contract Title:
________________________________

(g) Current Contract Period of Performance:
________________________________

(h) Total Estimated Cost of Contract/Order:
________________________________

(i) Total Fixed Fee (if applicable): _____________

(j) Two-Way Match: ______________________
Three-Wav Match: _____________________

(k) Office of Acquisitions: __________________

(l) Central Point of Distribution: ______________

(m) This invoice/financing request represents reimbursable costs for the period from _____ to ______.
	Cumulative % of Efforts/Hrs		Amount Billed
Expenditure Catetory* A	Neg. B	Actual C	(n) Current D	(o) Cum E	Cost at Comp F	Contract Value G	Variance H
(p) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits __%
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(q) Cost of Money __%
(r) Indirect Costs __%
(s) Fixed Fee __%
(t) Total Amount Claimed
(u) Adjustments
(v) Grand Totals
“Pursuant to authority vested in me, I certify that this voucher is correct and proper for payment.”
____________________ (Name of Official)			___________________ (Title)
* Attach details as specified in the contract or requested by the Contracting Officer

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